Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Description of Business and Summary of Significant Accounting Policies

Note 1

Description of Business and Summary of Significant Accounting Policies

Description of Business

Verizon Communications Inc. (Verizon or the Company) is a holding company that, acting through its subsidiaries, is one of the world’s leading providers of communications, information and entertainment products and services to consumers, businesses and governmental agencies with a presence around the world. We have two reportable segments, Wireless and Wireline. For further information concerning our business segments, see Note 14.

The Wireless segment provides wireless communications products and services across one of the most extensive and reliable wireless networks in the United States (U.S.) and has the largest fourth-generation (4G) Long-Term Evolution (LTE) technology and third-generation (3G) networks of any U.S. wireless service provider.

The Wireline segment provides voice, data and video communications products and enhanced services, including broadband video and data, corporate networking solutions, data center and cloud services, security and managed network services and local and long distance voice services. We provide these products and services to consumers in the United States, as well as to carriers, businesses and government customers both in the United States and around the world.

Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly-owned, the noncontrolling interests are included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

Basis of Presentation

We have reclassified certain prior year amounts to conform to the current year presentation.

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Multiple Deliverable Arrangements

In both our Wireless and Wireline segments, we offer products and services to our customers through bundled arrangements. These arrangements involve multiple deliverables which may include products, services, or a combination of products and services.

Wireless

Our Wireless segment earns revenue primarily by providing access to and usage of its network. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is generally recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from providing wireless services. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale. For equipment sales, we generally subsidize the cost of wireless devices for plans under our traditional subsidy model. The amount of this subsidy is generally contingent on the arrangement and terms selected by the customer. In multiple deliverable arrangements which involve the sale of equipment and a service contract, the equipment revenue is recognized up to the amount collected when the wireless device is sold.

In addition to the traditional subsidy model for equipment sales, we offer new and existing customers the option to participate in Verizon Edge, a program that provides eligible wireless customers with the ability to pay for handsets under an equipment installment plan. Under the Verizon Edge program, customers have the right to upgrade their handset after a minimum of 30 days, subject to certain conditions, including making a stated portion of the required device payments, trading in their handset in good working condition and signing a new contract with Verizon. Upon upgrade, the outstanding balance of the equipment installment plan is exchanged for the used handset. This trade-in right is accounted for as a guarantee obligation.

Verizon Edge is a multiple-element arrangement typically consisting of the trade-in right, handset and monthly wireless service. At the inception of the arrangement, the amount allocable to the delivered units of accounting is limited to the amount that is not contingent upon the delivery of the monthly wireless service (the noncontingent amount). The full amount of the trade-in right’s fair value (not an allocated value) will be recognized as the guarantee liability and the remaining allocable consideration will be allocated to the handset. The value of the guarantee liability effectively results in a reduction to revenue recognized for the sale of the handset. The guarantee liability is measured at fair value upon initial recognition based on assumptions lacking observable pricing inputs including the probability and timing of the customer upgrading to a new phone, the customer’s estimated remaining installment balance at the time of trade-in and the estimated fair value of the phone at the time of trade-in and therefore is classified within Level 3 of the fair value hierarchy. When the customer trades-in their used phone, the handset received is recorded to inventory and measured as the difference between the remaining equipment installment plan balance at the time of trade-in and the guarantee liability. As a result of changes in the Verizon Edge program during 2014, and corresponding changes in related assumptions, the guarantee liability associated with Verizon Edge agreements under the current program is not material. The guarantee liability may increase after initial recognition as a result of changes in facts or assumptions and we will account for any increase in the guarantee liability with a corresponding decrease to revenue. The subsequent derecognition of the guarantee liability occurs when the guarantor is released from risk, which will occur at the earlier of the time the trade-in right is exercised or expires.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when service is rendered.

We sell each of the services offered in bundled arrangements (i.e., voice, video and data), as well as separately; therefore each product or service has a standalone selling price. For these arrangements, revenue is allocated to each deliverable using a relative selling price method. Under this method, arrangement consideration is allocated to each separate deliverable based on our standalone selling price for each product or service. These services include FiOS services, individually or in bundles, and High Speed Internet.

When we bundle equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer’s use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services.

Installation-related fees, along with the associated costs up to but not exceeding these fees, are deferred and amortized over the estimated customer relationship period.

For each of our segments, we report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 16).

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

There were a total of approximately 7 million, 8 million and 9 million outstanding dilutive securities, primarily consisting of restricted stock units, included in the computation of diluted earnings per common share for the years ended December 31, 2014, 2013 and 2012, respectively. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share, because to do so would have been anti-dilutive for the period, were not significant for the years ended December 31, 2014, 2013 and 2012, respectively.

On January 28, 2014, at a special meeting of our shareholders, we received shareholder approval to increase our authorized shares of common stock by 2 billion shares to an aggregate of 6.25 billion authorized shares of common stock. On February 4, 2014, this authorization became effective. On February 21, 2014, we issued approximately 1.27 billion shares of common stock upon completing the acquisition of Vodafone Group Plc’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless. See Note 2 for additional information.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and include amounts held in money market funds.

Marketable Securities

We have investments in marketable securities, which are considered “available-for-sale” under the provisions of the accounting standard for certain debt and equity securities, and are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventory consists of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market.

Plant and Depreciation

We record plant, property and equipment at cost. Plant, property and equipment of wireline and wireless operations are generally depreciated on a straight-line basis.

Leasehold improvements are amortized over the shorter of the estimated life of the improvement or the remaining term of the related lease, calculated from the time the asset was placed in service.

When the depreciable assets of our wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported as a reduction in interest expense and depreciated as part of the cost of the network-related assets.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our wireline and wireless operations, we determined that changes were necessary to the remaining estimated useful lives of certain assets as a result of technology upgrades, enhancements, and planned retirements. These changes resulted in an increase in depreciation expense of $0.6 billion in 2014. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

We capitalize the cost of internal-use network and non-network software that has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Planning, software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 3 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see “Goodwill and Other Intangible Assets” below. Also, see Note 3 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if impairment indicators are present. The Company has the option to perform a qualitative assessment to determine if the fair value of the entity is less than its carrying value. However, the Company may elect to perform an impairment test even if no indications of a potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is available. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit’s goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit’s assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide wireless communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). License renewals have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each year to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually. In 2014 and 2013, we performed a qualitative assessment to determine whether it is more likely than not that the fair value of our wireless licenses was less than the carrying amount. As part of our assessment, we considered several qualitative factors including the business enterprise value of Wireless, macroeconomic conditions (including changes in interest rates and discount rates), industry and market considerations (including industry revenue and EBITDA (Earnings before interest, taxes, depreciation and amortization) margin projections), the projected financial performance of Wireless, as well as other factors. The most recent quantitative assessment of our wireless licenses occurred in 2012. Our quantitative assessment consisted of comparing the estimated fair value of our wireless licenses to the aggregated carrying amount as of the test date. Using the quantitative assessment, we evaluated our licenses on an aggregate basis using a direct value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities are performed to ready wireless licenses for their intended use is capitalized as part of wireless licenses. The capitalization period ends when the development is discontinued or substantially complete and the license is ready for its intended use.

Intangible Assets Subject to Amortization and Long-Lived Assets

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their estimated useful lives. All of our intangible assets subject to amortization and long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset group to the net undiscounted cash flows expected to be generated from the asset group. If those net undiscounted cash flows do not exceed the carrying amount, we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 3.

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1—Quoted prices in active markets for identical assets or liabilities

Level 2—Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3—No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at tax rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 11 for further details.

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive income, a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive income. Other exchange gains and losses are reported in income.

Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are generally amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the actual fair value of plan assets. Actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 12).

We recognize a pension or a postretirement plan’s funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized prior service costs and credits that arise during the period as a component of Accumulated other comprehensive income, net of applicable income tax.

Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in Other comprehensive income (loss) and recognized in earnings when the hedged item is recognized in earnings.

Recently Adopted Accounting Standards

During the first quarter of 2014, we adopted the accounting standard update relating to the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The standard update provides that a liability related to an unrecognized tax benefit should be offset against same jurisdiction deferred tax assets for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. The adoption of this standard update did not have a significant impact on our consolidated financial statements.

Recently Issued Accounting Standards

In April 2014, the accounting standard update related to the reporting of discontinued operations and disclosures of disposals of components of an entity was issued. This standard update changes the criteria for reporting discontinued operations and enhances convergence of the reporting requirements for discontinued operations. As a result of this standard update, a disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has, or will have, a major effect on an entity’s operations and financial results. We will adopt this standard update during the first quarter of 2015. We are currently evaluating the impact that this standard update will have on our consolidated financial statements.

In May 2014, the accounting standard update related to the recognition of revenue from contracts with customers was issued. This standard update clarifies the principles for recognizing revenue and develops a common revenue standard for U.S. GAAP and International Financial Reporting Standards. The standard update intends to provide a more robust framework for addressing revenue issues; improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets; and provide more useful information to users of financial statements through improved disclosure requirements. Upon adoption of this standard update, we expect that the allocation and timing of revenue recognition will be impacted. We expect to adopt this standard update during the first quarter of 2017.

There are two adoption methods available for implementation of the standard update related to the recognition of revenue from contracts with customers. Under one method, the guidance is applied retrospectively to contracts for each reporting period presented, subject to allowable practical expedients. Under the other method, the guidance is applied to contracts not completed as of the date of initial application, recognizing the cumulative effect of the change as an adjustment to the beginning balance of retained earnings, and also requires additional disclosures comparing the results to the previous guidance. We are currently evaluating these adoption methods and the impact that this standard update will have on our consolidated financial statements.

In June 2014, the accounting standard update related to the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period was issued. The standard update resolves the diverse accounting treatment for these share-based payments by requiring that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. We will adopt this standard update during the first quarter of 2016. The adoption of this standard update is not expected to have a significant impact on our consolidated financial statements.

In January 2015, the accounting standard update related to the reporting of extraordinary and unusual items was issued. This standard update eliminates the concept of extraordinary items from U.S. GAAP as part of an initiative to reduce complexity in accounting standards while maintaining or improving the usefulness of the information provided to the users of the financial statements. The presentation and disclosure guidance for items that are unusual in nature or occur infrequently will be retained and expanded to include items that are both unusual in nature and infrequent in occurrence. This standard update is effective as of the first quarter of 2016; however, earlier adoption is permitted.